                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 24, 2002


                         Union Pacific Railroad Company
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     Delaware                    1-6146                     94-6001323
  ---------------             ------------              -------------------
  (STATE OR OTHER             (COMMISSION                (I.R.S. EMPLOYER
  JURISDICTION OF             FILE NUMBER)              IDENTIFICATION NO.)
  INCORPORATION)


          1416 Dodge Street, Omaha, Nebraska                  68179
       ----------------------------------------             ----------
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (402) 271-5000


                                       N/A
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 5. Other Events.

         Attached as an Exhibit is the Press Release issued by Union Pacific Corporation, the corporate parent of Union Pacific Railroad Company, on January 24, 2002 announcing Union Pacific Corporation's financial results for the fourth quarter of 2001, which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

         (c)      Exhibits.

                  99 Press Release dated January 24, 2002 announcing Union Pacific Corporation's financial results for the fourth quarter of 2001.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 24, 2002


                                           UNION PACIFIC RAILROAD COMPANY


                                           By: /s/ James R. Young
                                           -------------------------------------
                                                   James R. Young
                                                Chief Financial Officer


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                                  EXHIBIT INDEX

       EXHIBIT          DESCRIPTION
       -------          -----------
         99       Press Release dated January 24, 2002 announcing Union Pacific
                  Corporation's financial results for the fourth quarter of
                  2001.